                                                                   Exhibit 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   ----------

                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                                   -----------

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)
                                   -----------
                               MARINE MIDLAND BANK
               (Exact name of trustee as specified in its charter)

New York                                                    16-1057879
(Jurisdiction of incorporation                          (I.R.S. Employer
or organization if not a U.S.                           Identification No.)
national bank)

140 Broadway, New York, N.Y.                               10005-1180
(212) 658-1000                                             (Zip Code)
(Address of principal executive offices)

                                   Eric Parets
                              Senior Vice President
                               Marine Midland Bank
                                  140 Broadway
                          New York, New York 10005-1180
                               Tel: (212) 658-6560
            (Name, address and telephone number of agent for service)

                           PHONETEL TECHNOLOGIES, INC.
               (Exact name of obligor as specified in its charter)

Ohio                                                        34-1462198
(State or other jurisdiction                               (I.R.S. Employer
of incorporation or organization)                          Identification No.)

1127 Euclid Avenue, Suite 650
Cleveland, Ohio                                               44115-1601
(216) 241-2555                                                (Zip Code)
(Address of principal executive offices)

                   PUBLIC TELEPHONE CORPORATION (GUARANTOR)
             (Exact name of obligor as specified in its charter)

Indiana                                                     34-1813512
(State or other jurisdiction                               (I.R.S. Employer
of incorporation or organization)                          Identification No.)

1127 Euclid Avenue, Suite 650
Cleveland, Ohio                                               44115-1601
(216) 241-2555                                                (Zip Code)
(Address of principal executive offices)


                    WORLD COMMUNICATIONS, INC. (GUARANTOR)
             (Exact name of obligor as specified in its charter)

Missouri                                                     43-1724466
(State or other jurisdiction                               (I.R.S. Employer
of incorporation or organization)                          Identification No.)

1127 Euclid Avenue, Suite 650
Cleveland, Ohio                                               44115-1601
(216) 241-2555                                                (Zip Code)
(Address of principal executive offices)


              PARAMOUNT COMMUNICATIONS SYSTEMS, INC. (GUARANTOR)
             (Exact name of obligor as specified in its charter)

Florida                                                       59-2822743
(State or other jurisdiction                               (I.R.S. Employer
of incorporation or organization)                          Identification No.)

1127 Euclid Avenue, Suite 650
Cleveland, Ohio                                               44115-1601
(216) 241-2555                                                (Zip Code)
(Address of principal executive offices)

              NORTHERN FLORIDA TELEPHONE CORPORATION (GUARANTOR)
             (Exact name of obligor as specified in its charter)

Florida                                                       59-3025564
(State or other jurisdiction                               (I.R.S. Employer
of incorporation or organization)                          Identification No.)

1127 Euclid Avenue, Suite 650
Cleveland, Ohio                                               44115-1601
(216) 241-2555                                                (Zip Code)
(Address of principal executive offices)

                    PAYPHONES OF AMERICA, INC. (GUARANTOR)
             (Exact name of obligor as specified in its charter)

Ohio                                                         34-1838787
(State or other jurisdiction                               (I.R.S. Employer
of incorporation or organization)                          Identification No.)

1127 Euclid Avenue, Suite 650
Cleveland, Ohio                                               44115-1601
(216) 241-2555                                                (Zip Code)
(Address of principal executive offices)


                        PHONETEL CCI, INC. (GUARANTOR)
             (Exact name of obligor as specified in its charter)

Texas                                                        34-1846708
(State or other jurisdiction                               (I.R.S. Employer
of incorporation or organization)                          Identification No.)

1127 Euclid Avenue, Suite 650
Cleveland, Ohio                                               44115-1601
(216) 241-2555                                                (Zip Code)
(Address of principal executive offices)


                            SENIOR NOTES DUE 2006
                       (Title of Indenture Securities)

                                                        General

Item 1. General Information.
        --------------------

                 Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervisory authority to which it is subject.

                 State of New York Banking Department.

                 Federal Deposit Insurance Corporation, Washington, D.C.

                 Board of Governors of the Federal Reserve System, Washington, D.C.

         (b) Whether it is authorized to exercise corporate trust powers.

                          Yes.

Item 2. Affiliations with Obligor.
        --------------------------

                 If the obligor is an affiliate of the trustee, describe each such affiliation.

                          None


Item 16.  List of Exhibits.
          -----------------

Exhibit
-------
T1A(i)                      *        -       Copy of the Organization Certificate of
                                             Marine Midland Bank.

T1A(ii)                     *        -       Certificate of the State of New York
                                             Banking Department dated December 31,
                                             1993 as to the authority of Marine
                                             Midland Bank to commence business.

T1A(iii)                             -       Not applicable.

T1A(iv)                     *        -       Copy of the existing By-Laws of Marine
                                             Midland Bank as adopted on January 20,
                                             1994.

T1A(v)                               -       Not applicable.

T1A(vi)                     *        -       Consent of Marine Midland Bank
                                             required by Section 321(b) of the Trust
                                             Indenture Act of 1939.

T1A(vii)                             -       Copy of the latest report of condition of
                                             the trustee (September 30, 1996),
                                             published pursuant to law or the
                                             requirement of its supervisory or
                                             examining authority.

T1A(viii)                            -       Not applicable.

T1A(ix)                              -       Not applicable.


     * Exhibits previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.


                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Marine Midland Bank, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 3rd day of December 1996.

                                         MARINE MIDLAND BANK

                                         By: /s/ Marcia Markowski
                                            ----------------------------
                                                 Marcia Markowski
                                                 Corporate Trust Officer

                                                                                                              EXHIBIT T1A (vii)

                                                                                Board of Governors of the Federal Reserve System
                                                                                OMB Number: 7100-0036
                                                                                Federal Deposit Insurance Corporation
                                                                                OMB Number: 3064-0052
                                                                                Office of the Comptroller of the Currency
                                                                                OMB Number: 1557-0081

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL                              Expires March 31, 1999
-----------------------------------------------------------------------------------------------------------------------------------

This financial information has not been reviewed, or confirmed                                                                [1]
for accuracy or relevance, by the federal reserve system.                       Please refer to page i,
                                                                                Table of Contents, for
                                                                                the required disclosure
                                                                                of estimated burden.
-----------------------------------------------------------------------------------------------------------------------------------

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES--FFIEC 031

REPORT AT THE CLOSE OF BUSINESS SEPTEMBER 30,         (950630)
1996                                                 ----------
                                                    (RCRI 9999)

This report is required by law; 12 U.S.C. Section 324 (State member banks); 12 U.S.C. Section 1817 (State nonmember banks); and 12
U.S.C. Section 161 (National banks).

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

-------------------------------------------------------------------------------

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National Banks.

I, Gerald A. Ronning, Executive VP & Controller
   ---------------------------------------------
   Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and believe.

     /s/ Gerald A. Ronning
    ---------------------------------------------------
Signature of Officer Authorized to Sign Report

       10/28/96
--------------------------------------------
Date of Signature

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions. NOTE: These instructions may in some cases differ from generally accepted accounting principles.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

   /s/ James H. Cleave
--------------------------------------------------------
Director (Trustee)

   /s/ Bernard J. Kennedy
--------------------------------------------------------
Director (Trustee)

   /s/ Northrup R. Knox
--------------------------------------------------------
Director (Trustee)
-------------------------------------------------------------------------------
FOR BANKS SUBMITTING HARD COPY REPORT FORMS:

STATE MEMBER BANK: Return the original and one copy to the appropriate Federal Reserve District Bank.

STATE NONMEMBER BANKS: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.

NATIONAL BANKS: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.

-------------------------------------------------------------------------------
FDIC Certificate Number 00589

                NOTICE

This form is intended to assist institutions with state publication requirements. It has not been approved by any state banking authorities. Refer to your appropriate state banking authorities for your state publication requirements.

REPORT OF CONDITION

Consolidating domestic and foreign subsidiaries of the
Marine Midland Bank              of Buffalo
       Name of Bank                City

in the state of New York, at the close of business
September 30, 1996

ASSETS
                                                                                      Thousands
                                                                                      of dollars
Cash and balances due from depository institutions:

   Noninterest-bearing balances
   currency and coin....................................                                       $ 924,069
   Interest-bearing balances ...........................                                       1,269,750
   Held-to-maturity securities..........................                                               0
   Available-for-sale securities........................                                       3,096,772

Federal Funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:

   Federal funds sold...................................                                         785,600
   Securities purchased under
   agreements to resell.................................                                         306,969

Loans and lease financing receivables:

   Loans and leases net of unearned
   income...............................                     14,428,376
   LESS: Allowance for loan and lease
   losses...............................                        440,075
   LESS: Allocated transfer risk reserve                              0

   Loans and lease, net of unearned
   income, allowance, and reserve.......................                                      13,988,301
   Trading assets.......................................                                         791,225
   Premises and fixed assets (including
   capitalized leases)..................................                                         180,892

Other real estate owned.................................                                           5,104
Investments in unconsolidated
subsidiaries and associated companies...................                                               0
Customers' liability to this bank on
acceptances outstanding.................................                                          19,791
Intangible assets.......................................                                         161,326
Other assets............................................                                         459,739
Total assets............................................                                      21,989,538


LIABILITIES
Deposits:
   In domestic offices..................................                               14,736,857

   Noninterest-bearing..................                        3,198,971
   Interest-bearing.....................                       11,537,886

In foreign offices, Edge, and Agreement
subsidiaries, and IBFs..................................                                3,676,395

   Noninterest-bearing..................                                0
   Interest-bearing.....................                        3,676,395

Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and its Edge and Agreement subsidiaries, and in IBFs:

   Federal funds purchased..............................                                  385,430
   Securities sold under agreements to
   repurchase...........................................                                  212,177
Demand notes issued to the U.S. Treasury                                                  300,000
Trading Liabilities......................................                                 293,523

Other borrowed money:
   With original maturity of one year
   or less..............................................                                   28,701
   With original maturity of more than
   one year.............................................                                        0
Mortgage indebtedness and obligations

under capitalized leases................................                                   33,613
Bank's liability on acceptances
executed and outstanding................................                                   19,791
Subordinated notes and debentures.......................                                  100,000
Other liabilities.......................................                                  305,078
Total liabilities.......................................                               20,091,565
Limited-life preferred stock and
related surplus.........................................                                        0

EQUITY CAPITAL

Perpetual preferred stock and related
surplus.................................................                                        0
Common Stock............................................                                  185,000
Surplus.................................................                                1,633,279
Undivided profits and capital reserves..................                                   77,442
Net unrealized holding gains (losses)
on available-for-sale securities........................                                    2,252
Cumulative foreign currency translation
adjustments.............................................                                        0
Total equity capital....................................                                1,897,973
Total liabilities, limited-life
preferred stock, and equity capital.....................                               21,989,538